UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2005

Refco Group Ltd., LLC
Refco Finance Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119701	52-2169014
Delaware	333-119701	20-1400416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Financial Center 200 Liberty Street, Tower A New York, New York		10281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 693-7000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On August 17, 2005, Refco Inc. announced that its subsidiaries Refco Group Ltd., LLC and Refco Finance Inc. have elected to redeem $210 million in principal amount of their outstanding $600 million of 9% Senior Subordinated Notes due 2012.  The redemption price is 109% of the principal amount of notes redeemed plus accrued and unpaid interest to September 16, 2005, the redemption date.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated August 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Group Ltd., LLC

Date: August 17, 2005	By:	/s/ PHILLIP R. BENNETT
Name: Phillip R. Bennett Title: President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Finance Inc.

Date: August 17, 2005	By:	/s/ PHILLIP R. BENNETT
Name: Phillip R. Bennett Title: President